WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 129.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	37,323,000	$38,734,526	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	5,877,320	6,278,569
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	14,144,000	14,854,776	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	13,925,411	15,406,328
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	40,555,125	48,559,613	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	6,169,140	7,313,037	(b)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,029,605	2,393,721	(c)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	12,719,998	11,890,725
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	13,095,420	13,586,371	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	12,709,032	11,573,858
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	1,915,974	1,502,889
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	12,837,200	12,637,078
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	29,823,000	29,432,208	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	12,732,600	12,612,331
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	12,699,200	12,580,364	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	18,797,920	18,599,344
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	10,008,240	9,851,313
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	39,643,401	39,409,255	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	3,389,640	3,306,928
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	6,506,160	6,355,640
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	8,395,680	8,151,323
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,151,690	1,100,308
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	7,482,510	7,075,786
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/32	5,303,116	5,279,573

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $347,195,622)				338,485,864

CORPORATE BONDS & NOTES - 11.7%
COMMUNICATION SERVICES - 0.0%††
Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	40,000	38,378

CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.5%
Sands China Ltd., Senior Notes	5.900%	8/8/28	600,000	514,698
Sands China Ltd., Senior Notes	3.100%	3/8/29	200,000	151,559
Sands China Ltd., Senior Notes	4.875%	6/18/30	420,000	333,059
Sands China Ltd., Senior Notes	3.750%	8/8/31	400,000	293,038

TOTAL CONSUMER DISCRETIONARY				1,292,354

ENERGY - 5.4%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	3,000	2,970

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 5.4%
Apache Corp., Senior Notes	4.250%	1/15/44	440,000	$327,780
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	300,000	284,466
Chevron USA Inc., Senior Notes	3.900%	11/15/24	200,000	201,815
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,170,000	1,058,133
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	40,009
EOG Resources Inc., Senior Notes	4.950%	4/15/50	120,000	124,716
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	3,500,000	3,338,480
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	330,000	272,911
Gazprom PJSC Via Gaz Capital SA, Senior Notes	5.150%	2/11/26	1,430,000	773,201	(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,600,000	1,458,000	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	110,000	112,805
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	746,664
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,352,091
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,470,000	1,480,320
Range Resources Corp., Senior Notes	5.000%	3/15/23	673,000	673,024
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,355,382
YPF SA, Senior Notes	8.500%	7/28/25	800,000	574,771	(e)

Total Oil, Gas & Consumable Fuels				14,174,568

TOTAL ENERGY				14,177,538

FINANCIALS - 1.3%
Banks - 1.0%
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	430,000	310,957	(f)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	2,440,000	2,388,564	(f)

Total Banks				2,699,521

Diversified Financial Services - 0.3%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	5.100%	12/21/65	1,010,000	732,250	(d)(f)

TOTAL FINANCIALS				3,431,771

See Notes to Consolidated Schedule of Investments.

2	Western Asset Inflation-Linked Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,520,000	$914,508	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	970,000	467,065	(d)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	1,160,000	430,957	(d)

TOTAL HEALTH CARE				1,812,530

INDUSTRIALS - 1.0%
Aerospace & Defense - 1.0%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,641
General Dynamics Corp., Senior Notes	4.250%	4/1/50	2,560,000	2,451,684

TOTAL INDUSTRIALS				2,461,325

INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	280,674	(d)

MATERIALS - 2.7%
Metals & Mining - 2.7%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	800,000	756,417	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	550,000	435,369	(d)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	170,000	166,104
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	530,000	546,988
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	810,000	821,952
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	1,170,000	1,082,591	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	370,000	367,579	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000	192,276	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	800,000	757,900	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,370,000	1,322,132
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	670,000	633,591

TOTAL MATERIALS				7,082,899

TOTAL CORPORATE BONDS & NOTES (Cost - $35,761,952)				30,577,469

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - 7.7%
Alternative Loan Trust, 2007-12T1 A3	6.000%	6/25/37	1,171,129	641,887
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	3.266%	10/15/38	720,000	682,482	(d)(f)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	3.460%	11/17/38	659,095	648,922	(d)(f)
BANK, 2021-BN32 XA, IO	0.889%	4/15/54	2,623,187	122,404	(f)
Bear Stearns ARM Trust, 2004-9 24A1	2.750%	11/25/34	7,041	6,609	(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.155%	9/15/54	4,236,587	252,413	(d)(f)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	170,000	147,452
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	4.641%	7/15/35	2,520,000	2,387,737	(d)(f)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
BX Commercial Mortgage Trust, 2021-XL2 D (1 mo. USD LIBOR + 1.397%)	3.788%	10/15/38	802,777	$764,538	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	6.403%	2/15/39	625,663	582,272	(d)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	4.286%	10/15/36	850,000	801,500	(d)(f)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	3.311%	2/15/38	660,000	652,767	(d)(f)
Chase Mortgage Finance Trust, 2007-A1 2A3	3.647%	2/25/37	1,898	1,814	(f)
CSMC Trust, 2014-11R 9A2 (1 mo. USD LIBOR + 0.140%)	2.539%	10/27/36	1,728,814	1,394,790	(d)(f)
CSMC Trust, 2019-NQM1 A1, Step bond (2.656% to 11/25/23 then 3.656%)	2.656%	10/25/59	205,913	198,648	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4057 UI, IO	3.000%	5/15/27	258,239	9,231
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4085 IO, IO	3.000%	6/15/27	713,379	31,643
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	4.744%	1/25/50	440,000	418,442	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	4.294%	2/25/50	308,726	309,333	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	5.083%	4/25/42	600,000	597,298	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	7.344%	11/25/24	295,876	309,690	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.294%	10/25/29	590,000	623,942	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	6.444%	5/25/30	440,000	449,730	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	4.494%	1/25/40	64,937	63,680	(d)(f)

See Notes to Consolidated Schedule of Investments.

4	Western Asset Inflation-Linked Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.000%	9/16/46	1,345,229	$13	(f)
Government National Mortgage Association (GNMA), 2012-44 IO, IO	0.028%	3/16/49	278,895	109	(f)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.130%	2/16/53	851,743	2,808	(f)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.582%	1/16/54	2,097,738	35,164	(f)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.145%	2/16/48	129,143	970	(f)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.630%	9/16/55	553,549	15,567	(f)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.631%	10/16/56	6,073,297	149,201	(f)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.319%	3/16/52	5,281,500	79,581	(f)
Government National Mortgage Association (GNMA), 2015-183 IO, IO	0.541%	9/16/57	6,421,512	172,425	(f)
GSR Mortgage Loan Trust, 2004-11 1A1	4.250%	9/25/34	27,354	26,775	(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	5.141%	5/15/38	170,000	162,055	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	2,270,000	2,026,230	(d)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.336%	2/25/34	3,296	3,172	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	850,000	802,258	(d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	360,165	346,538	(d)(f)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	2.539%	10/26/36	2,023,005	1,781,218	(d)(f)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	804,281	699,651	(d)(f)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	35,314	17,314
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	3.201%	10/15/34	830,000	783,491	(d)(f)
Towd Point Mortgage Trust, 2015-2 1B3	3.354%	11/25/60	950,000	837,544	(d)(f)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	250,000	206,489	(d)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $23,303,252)				20,247,797

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE

SOVEREIGN BONDS - 4.2%
Brazil - 0.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	2,920,000	BRL	$554,706
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	965,000	BRL	173,945

Total Brazil					728,651

Chile - 0.9%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	2,330,000,000	CLP	2,246,787

Indonesia - 1.5%
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	400,000		381,178	(d)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	290,000		262,134
Indonesia Treasury Bond	7.000%	5/15/27	49,188,000,000	IDR	3,351,279

Total Indonesia					3,994,591

Mexico - 0.9%
Mexican Bonos, Bonds	8.000%	11/7/47	21,750,000	MXN	972,551
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	1,480,000		1,450,827

Total Mexico					2,423,378

Nigeria - 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		154,006	(d)

Russia - 0.2%
Russian Federal Bond - OFZ	7.050%	1/19/28	103,953,000	RUB	546,179	*(h)

United Arab Emirates - 0.3%
Abu Dhabi Government International Bond, Senior Notes	3.875%	4/16/50	960,000		873,050	(d)

TOTAL SOVEREIGN BONDS (Cost - $14,531,114)					10,966,642

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.7%
Brazil - 1.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	14,407,079	BRL	2,771,959

Canada - 1.0%
Canadian Government Real Return Bond	1.500%	12/1/44	1,970,763	CAD	1,562,505
Canadian Government Real Return Bond	0.500%	12/1/50	1,717,632	CAD	1,077,007

Total Canada					2,639,512

See Notes to Consolidated Schedule of Investments.

6	Western Asset Inflation-Linked Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 0.6%
Russian Federal Inflation Linked Bond - OFZ	2.500%	2/2/28	302,714,057	RUB	$1,590,490	*(h)

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $11,728,745)					7,001,961

ASSET-BACKED SECURITIES - 1.3%
Countrywide Home Equity Loan Trust, 2005-C 2A (1 mo. USD LIBOR + 0.180%)	2.571%	7/15/35	221,940		212,205	(f)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	2.531%	1/15/37	346,847		320,209	(f)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. USD LIBOR + 0.160%)	2.604%	11/25/36	392,132		387,747	(f)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	3.411%	7/15/39	1,020,000		990,420	(d)(f)
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE7 M1 (1 mo. USD LIBOR + 0.900%)	3.344%	8/25/34	590,264		566,467	(f)
Saxon Asset Securities Trust, 2006-3 A4 (1 mo. USD LIBOR + 0.240%)	2.684%	10/25/46	1,110,000		936,482	(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $3,526,838)					3,413,530

MORTGAGE-BACKED SECURITIES - 0.3%
FNMA - 0.3%
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	300,000		263,902
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	464,238		420,681	(f)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $767,573)					684,583

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%††
U.S. Government Obligations - 0.0%††
U.S. Treasury Notes (Cost - $88,742)	1.375%	11/15/31	90,000		77,112

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $436,903,838)					411,454,958

			SHARES
SHORT-TERM INVESTMENTS - 1.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $3,086,360)	2.057%		3,086,360		3,086,360	(i)

TOTAL INVESTMENTS - 158.2% (Cost - $439,990,198)					414,541,318
Liabilities in Excess of Other Assets - (58.2)%					(152,435,815)

TOTAL NET ASSETS - 100.0%					$262,105,503

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open swap contracts.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	The coupon payment on this security is currently in default as of August 31, 2022.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2022, the total market value of investments in Affiliated Companies was $3,086,360 and the cost was $3,086,360 (Note 2).

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
GTD	— Guaranteed
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PJSC	— Private Joint Stock Company
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

8	Western Asset Inflation-Linked Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

At August 31, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	0.790%	3/9/2022	9/6/2022	$153,679,375	U.S. Treasury Inflation Protected Securities	$147,150,655
					Cash	6,913,541
Morgan Stanley & Co. Inc.	0.790%	8/31/2022	9/6/2022	12,525,000	U.S. Treasury Inflation Protected Securities	12,590,717
					Cash	563,459

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At August 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	177	12/23	$43,796,809	$42,597,262	$(1,199,547)
Brent Crude	67	10/22	6,567,214	6,312,070	(255,144)
Copper	86	12/22	7,939,705	7,564,775	(374,930)
Euro	4	9/22	538,525	502,800	(35,725)
Gold 100 Ounce	89	12/22	15,546,743	15,363,180	(183,563)
Japanese Yen	35	9/22	3,359,786	3,157,875	(201,911)
U.S. Treasury 5-Year Notes	416	12/22	46,348,727	46,101,249	(247,478)
U.S. Treasury 10-Year Notes	845	12/22	99,519,565	98,785,781	(733,784)
WTI Crude	30	1/23	2,527,270	2,600,100	72,830

					(3,159,252)

Contracts to Sell:
U.S. Treasury Long-Term Bonds	219	12/22	30,047,679	29,749,781	297,898
U.S. Treasury Ultra Long-Term Bonds	75	12/22	11,262,690	11,212,500	50,190
WTI Crude	27	9/22	2,517,673	2,417,850	99,823

					447,911

Net unrealized depreciation on open futures contracts					$(2,711,341)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

At August 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	993,609	USD	1,020,719	BNP Paribas SA	10/18/22	$(18,951)
USD	1,007,251	EUR	993,609	BNP Paribas SA	10/18/22	5,482
USD	2,087,572	JPY	282,422,892	BNP Paribas SA	10/18/22	46,441
AUD	145,262	USD	99,518	Citibank N.A.	10/18/22	(52)
CAD	1,350,796	USD	1,046,570	Citibank N.A.	10/18/22	(18,375)
IDR	1,139,999,213	USD	75,452	Citibank N.A.	10/18/22	1,240
USD	100,362	AUD	145,262	Citibank N.A.	10/18/22	896
USD	3,117,364	CAD	4,047,196	Citibank N.A.	10/18/22	36,731
USD	75,063	IDR	1,139,999,213	Citibank N.A.	10/18/22	(1,629)
BRL	9,936,772	USD	1,772,271	Goldman Sachs Group Inc.	10/18/22	115,021
GBP	1,928,058	USD	2,324,235	Goldman Sachs Group Inc.	10/18/22	(82,283)
USD	2,308,280	GBP	1,928,058	Goldman Sachs Group Inc.	10/18/22	66,329
INR	219,765,423	USD	2,753,953	JPMorgan Chase & Co.	10/18/22	320
CLP	965,723,584	USD	1,023,554	Morgan Stanley & Co. Inc.	10/18/22	44,107
COP	19,717,872,601	USD	4,428,793	Morgan Stanley & Co. Inc.	10/18/22	(12,470)
MXN	98,396,169	USD	4,683,022	Morgan Stanley & Co. Inc.	10/18/22	155,424
MYR	11,350,000	USD	2,560,632	Morgan Stanley & Co. Inc.	10/18/22	(22,518)
USD	3,022,712	CLP	3,021,201,024	Morgan Stanley & Co. Inc.	10/18/22	(317,394)
USD	1,836,249	MXN	38,416,169	Morgan Stanley & Co. Inc.	10/18/22	(52,793)
USD	2,863,691	MXN	59,980,000	Morgan Stanley & Co. Inc.	10/18/22	(85,713)

Total						$(140,187)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

10	Western Asset Inflation-Linked Income Fund 2022 Quarterly Report

WESTERN ASSET INFLATION-LINKED INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2022

At August 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$21,580,000	3/22/23	2.570%*	CPURNSA*	—	$1,847,014
	7,110,000	4/7/25	0.802%*	CPURNSA*	$45,882	1,200,502
	21,580,000	3/22/26	CPURNSA*	2.504%*	—	(2,303,939)

Total	$50,270,000				$45,882	$743,577

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.38 Index	$9,369,360	6/20/27	5.000% quarterly	$(117,651)	$441,150	$(558,801)
Markit CDX.NA.IG.38 Index	68,366,000	6/20/27	1.000% quarterly	228,000	866,821	(638,821)

Total	$77,735,360			$110,349	$1,307,971	$(1,197,622)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Income Fund 2022 Quarterly Report	11

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments. The Fund can invest no more than 10% of its total managed assets in securities rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are

12

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

13

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$338,485,864	—	$338,485,864
Corporate Bonds & Notes	—	30,577,469	—	30,577,469
Collateralized Mortgage Obligations	—	20,247,797	—	20,247,797
Sovereign Bonds	—	10,966,642	—	10,966,642
Non-U.S. Treasury Inflation Protected Securities	—	7,001,961	—	7,001,961
Asset-Backed Securities	—	3,413,530	—	3,413,530
Mortgage-Backed Securities	—	684,583	—	684,583
U.S. Government & Agency Obligations	—	77,112	—	77,112

Total Long-Term Investments	—	411,454,958	—	411,454,958

Short-Term Investments†	$3,086,360	—	—	3,086,360

Total Investments	$3,086,360	$411,454,958	—	$414,541,318

14

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$520,741	—	—	$520,741
Forward Foreign Currency Contracts††	—	$471,991	—	471,991
Centrally Cleared Interest Rate Swaps††	—	3,047,516	—	3,047,516

Total Other Financial Instruments	$520,741	$3,519,507	—	$4,040,248

Total	$3,607,101	$414,974,465	—	$418,581,566

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$3,232,082	—	—	$3,232,082
Forward Foreign Currency Contracts††	—	$612,178	—	612,178
Centrally Cleared Interest Rate Swaps††	—	2,303,939	—	2,303,939
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection††	—	1,197,622	—	1,197,622

Total	$3,232,082	$4,113,739	—	$7,345,821

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

15

Notes to Consolidated Schedule of Investments (unaudited) (cont’d)

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2022. The following transactions were effected in such company for the period ended August 31, 2022.

	Affiliate Value at November 30, 2021	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2022
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$4,624,134	$146,061,603	146,061,603	$147,599,377	147,599,377	—	$22,058	—	$3,086,360

16